AboveNet

AboveNet, Inc.

First Quarter 2009
Earnings Conference Call
May 12, 2009

Bill LaPerch, President & CEO
Joe Ciavarella, SVP & CFO

High-Bandwidth Connectivity Solutions

AboveNet

Safe Harbor Statement

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. We cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company's financial and operating prospects, current economic trends and recessionary pressures, future opportunities, the Company's exposure to the financial services industry, and strength of competition and pricing. The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company's business or future financial results, is included in the Company's SEC filings, including, but not limited to, those described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2009. We discuss certain non-GAAP financial measures in this presentation and provide the GAAP financial measures that correspond to such non-GAAP measures, as well as the reconciliation between the two.

Company Overview

Solutions Optimized for High-Bandwidth Users

- Extensive fiber network assets in key markets
- 100 Mbps+ bandwidth focus
- Broad array of Ethernet services
- Serving fast-growing segments of the market
- Premier enterprise customers



Corporate Evolution


Founded as National Fiber Network
Company goes public as Metromedia Fiber Network
Acquires AboveNet
Emerges from bankruptcy - Renamed AboveNet
Company regains compliance with SEC reporting requirements
NYSE listing
1993
1995
1997
1999
2001
2003
2005
2007
2009
Strategic Redirection

AboveNet

Strategic Redirection


High-Bandwidth Services to Enterprises
Broadened suite of connectivity services
Completed long haul network upgrade
Introduced standardized services
Completed IP network upgrade
Focused on customized private optical services
Invested in data center connectivity
Carrier-Centric Provider of Dark Fiber Infrastructure
Sold data centers

Extensive Network Footprint


Seattle
Tokyo
Japan
Portland
San Francisco/
San Jose
Bay Area
Denver
Chicago
New York
Metro Area
Boston
Philadelphia
Baltimore
Washington
DC Corridor
Los
Angeles
Phoenix
Dallas
Austin
Houston
Atlanta
London
United Kingdom
Amsterdam
Netherlands
Frankfurt
Germany
Paris
France
Metro Markets
Network Points
Long Haul System
Long Haul Capacity
IP Network

AboveNet

Asset Strengths

Metro Networks

- 16 major metros
- 1.9 million fiber miles in metros
- 177K fiber miles from NYC to Wash., DC
- 5,000+ metro cable route miles
- 1,800+ on-net buildings, including over 300 data centers
- $2.0B+ estimated original investment
- High performance architecture
- Significant footprint beyond central business districts
- High count fiber network (e.g. 432 and 864)
- Hundreds of private WDM & Ethernet networks
- Spare network capacity

Global IP Backbone

- Tier 1 IP network with significant peering
- Next-gen core and edge architecture
- Transoceanic capacity to Europe and Japan

Nationwide Long Haul Network

- 11,000 route miles linking US metro networks
- Express network with minimum regeneration locations
- 680 Gbps – 3.2 Tbps capacity per route

AboveNet

Fiber Optic Infrastructure



Fiber Infrastructure Services

- Provide core infrastructure for high performance networks
- Point-to-point and ring configurations
- Network collocation to support customer equipment

Fundamental Building Block

- Differentiates AboveNet lit services
- Wave services over a private network
- Ethernet services delivered with dedicated fiber
- Long haul services extended to customer premise
- IP/VPN services that allow full burst capability


IP & VPN Services
Long haul Services
Metro Wave & Ethernet
Fiber Optic Infrastructure

Metro Services



Ethernet Services

- High-bandwidth focus: 100mbps, 1Gbps and 10Gbps
- Point-to-point and multi-point connectivity options
- Multiple service offerings

Wave Services

- Custom services for most complex networks
- Fully managed private WDM networks
- End-to-end dedicated fiber and equipment
- Scalable technology platform
- Many protocol, protection and technology options
- Typically 1Gbps and 10Gbps networks; 40Gbps capable


CUSTOMER DATA CENTER
CORPORATE HEADQUARTERS
SONET OC-48
GIG-E
SONET OC-3
GIG-E
FIBRE CHANNEL
GIG-E
CUSTOMER REMOTE OFFICE 1
CUSTOMER REMOTE OFFICE 2

AboveNet

WAN Services

IP Services

- Uncongested network with global reach
- Pure Ethernet access: FastE, GbE and 10GbE only
- Hub presences at major data center locations
- Bundle with fiber access



Long Haul Services

- Point-to-Point high-bandwidth links between markets
- 1Gbps, 2.5Gbps and 10Gbps services
- Extend to premises with fiber and wave access options



VPN Services

- Advanced Ethernet and IP virtual private networks
- Point-to-point and multi-point capability
- Traffic prioritization and service convergence options
- Fiber access provides flexibility and scalability

Large and Growing Addressable Market

US 100+ Mbps Ethernet Services


$/B
12
8
4
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
Metro
WAN

Demand Drivers

- Storage area networking and disaster recovery
- Virtualization/data center consolidation
- New bandwidth intensive applications
- Growth of data transmissions
- Regulatory and fiduciary requirements

Source: Based on Ovum Data, February 2009

AboveNet Well Positioned


US Metro Ethernet Services Market
$/B
9
8
7
6
5
4
3
2
1
0
2006 2007 2008 2009 2010 2011 2012 2013 2014
Sub 10M
10M
100M
1G
10G


US WAN Ethernet Services Market
$/B
9
8
7
6
5
4
3
2
1
0
2006 2007 2008 2009 2010 2011 2012 2013 2014
Sub 10M
10M
100M
1G
10G

By 2014 over 80% markets ≥ 100 Mbps

Source: Based on Ovum Data, February 2009

AboveNet

Lit Services Revenue is the Growth Engine



Domestic Quarterly Services Revenue
$/M
80
70
60
50
40
30
20
10
0
Q106
Q306
Q107
Q307
Q108
Q308
Q109
FIS
Metro
WAN

Domestic Services CAGR 2006 – 2008

Metro Services	61%
WAN Services	32%
Fiber Infrastructure Services	9%

Domestic Services Revenue Mix Shift

	Q106	Q109
Metro Services	13%	28%
WAN Services	16%	21%
Fiber Infrastructure Services	71%	51%

AboveNet Serves 100 Mbps+ Bandwidth Users

AboveNet

Customer Segments

- Carriers
- Web-Centric
- Top Enterprise
- Mid Enterprise
- SMB
- Residential

1,200+ Customers



Carriers 28%
Enterprise 72%

2008 Revenue

- Commercial banks
- Brokerage houses
- Insurance companies
- Media/entertainment
- Internet-centric companies
- Professional services firms
- Medical/healthcare institutions
- Other large bandwidth users

AboveNet

Attractive Recurring Revenue Model

- Substantial portion of revenue derived from long-term customer contracts
- Contracts generally range from one to five years in length
- Customers pay fixed monthly service fees
- Approximately 45% of domestic customers have multiple service orders

Successful Execution of Strategic Redirection

AboveNet

2004 - 2008 Revenue CAGR = 14.0%



$/M
350
300
250
200
150
100
50
0
2004
2005
2006
2007
2008
Revenue
Data Center Revenue *

*** Data center business sold in Q4 2006**

2004 - 2008 Adjusted EBITDA CAGR = 83.1%



$/M
140
120
100
80
60
40
20
0
40%
30%
20%
10%
0%
5.4%
15.9%
20.1%
23.2%
36.2%
2004
2005
2006
2007
2008
Adjusted EBITDA
Adjusted EBITDA Margin

AboveNet

Financial Overview

High-Bandwidth Connectivity Solutions

AboveNet

Q1 2009 Revenue – Year-over-Year Comparison

$/M

	Q1 '09	% Total	Q1 '08	% Total	% Δ
Metro Services	$21.4	25%	$14.4	20%	49%
WAN Services	16.0	19%	10.8	15%	48%
Fiber Infr. Svcs.	38.3	45%	36.4	52%	5%
U.K. and others	6.9	8%	7.8	11%	(12%)
Other	2.8	3%	1.5	2%	87%
	$85.4	100%	$70.9	100%	20%

- Domestic Metro and WAN revenue increased from 35% to 44% of total revenue between Q1 2008 and Q1 2009
- Revenue from foreign operations fell in Q1 2009 due principally to the strengthening of the US Dollar against the British Pound causing a 27% decrease in the translation rate compared to Q1 2008

AboveNet

Q1 2009 Revenue – Sequential Quarter Comparison

$/M	Q1 '09	% Total	Q4 '08	% Total	% Δ
Metro Services	$21.4	25%	$19.9	22%	8%
WAN Services	16.0	19%	14.5	16%	10%
Fiber Infr. Svcs.	38.3	45%	37.6	42%	2%
U.K. and others	6.9	8%	7.3	8%	(5%)
Other	2.8	3%	10.5	12%	(73%)
	$85.4	100%	$89.8	100%	(5%)

- Domestic Metro and WAN revenue increased from 38% to 44% of total revenue between Q4 2008 and Q1 2009
- Q4 2008 includes $8.7M in contract termination revenue vs. $1.9M in Q1 2009. Adjusting for contract termination revenue, growth was 3%
- Q4 2008 amounts reflect the reclassification of $1.5M previously reported as Fiber Infrastructure Services revenue, to WAN ($0.9M) and Other ($0.6M) to conform to the service types used in 2009

AboveNet

Q1 2009 Highlights

$/M, except EPS	Q1 '09	Q1 '08	% Δ	Q1 '09	Q4 '08	% Δ
Revenue	$ 85.4	$ 70.9	20%	$ 85.4	$ 89.8	(5%)
Costs of Revenue	29.4	30.8	(5%)	29.4	31.5	(7%)
SG&A	20.7	24.8	(17%)	20.7	21.7	(5%)
Adj. EBITDA	$ 38.2	$ 19.5	96%	$ 38.2	$ 39.5	(3%)
Adj. EBITDA Margin	*44.7%*	*27.5%*	*62.6%*	*44.7%*	*44.0%*	*1.7%*
Net Income	$ 27.4	$ 3.4	NM	$ 27.4	$ 17.3	58%
Diluted EPS	2.22	0.28	NM	2.22	1.41	NM
Capital Expenditures	$ 21.2	$ 28.2	(25%)	$ 21.2	$ 34.3	(38%)

- Strong Adj. EBITDA growth over Q1 2008, improved by reduced repairs and maintenance and one-time Q1 2008 expenses
- Slight decrease in Adj. EBITDA from Q4 2008 due to Q4 contract termination revenue
- 58% increase in net income over Q4 2008 partially a result of a one-time $5.1M tax benefit

Q1 2009 Capital Expenditures



10%
5%
24%
61%
Success Based
Infrastructure
Maintenance
Other

Q1 2009 Capital
Expenditure Components

- **Success-based** **61%**
  (customer win related)
- **Maintenance** **10%**
  (maintaining/extending life of existing capabilities)
- **Infrastructure** **24%**
  (network & service upgrades and expansions, new markets, etc. that extend capabilities)
- **Other** **5%**

Cash Flow from Operating Activities and CapEx



$/M
140
120
100
80
60
40
20
0
2004
2005
2006
2007
2008
Cash Flow from Operating Activities
Cash used for Capital Expenditures



$/M
45
40
35
30
25
20
15
10
5
0
Q108
Q208
Q308
Q408
Q109
Cash Flow from Operating Activities
Cash used for Capital Expenditures

AboveNet

Financial Strength

Balance Sheet

$/M (at period ended)	2007	2008	Q1 09
Cash/cash equivalents	$45.8	$87.1	$101.3
Debt [(1)]	$ 1.8	$37.6	$37.4

(1) Includes capital lease obligation and $36 million senior secured credit facility in 2008 and 2009

Cash Flow

$/M (for period ended)	2007	2008	Q1 09
CF from Operating Act.	$69.7	$116.1	$35.8
Capital Expenditures [(2)]	$90.8	$117.2	$21.2
CF from Financing Act.	($5.4)	$42.6	($0.3)

(2) Per Consolidated Statements of Cash Flows

$90 Million Secured Credit Facility

$27 million revolver ($26 million available)

$36 million term loan outstanding

$27 million delayed draw term loan available to be drawn by June 30, 2009

Secured Credit Facility Repayments

$/M

FY09	FY10	FY11	FY12	FY13
$ 3.2	$ 4.3	$ 4.3	$ 5.5	$18.7

AboveNet

2009 Outlook

- Bandwidth needs are growing
- Start to year was very solid, aided by one-time events
- Challenging economic environment shifts customers from growth to optimization and also reduces outlook visibility
- Expect financial sector to remain steady, while media, e-commerce, and healthcare to grow
- 2009 revenue forecast at $340M to $350M
- Expect modest year-over-year growth in Adjusted EBITDA Margin
- Current plan calls for Adjusted EBITDA to exceed Capital Expenditures for the year

Thank you

High-Bandwidth Connectivity Solutions

AboveNet

Appendix

High-Bandwidth Connectivity Solutions

AboveNet

Consolidated Statements of Operations

$/M, except share and per share information

	Three Months Ended March 31,	
	2009	2008
Revenue	$ 85.4	$ 70.9
Costs of revenue	29.4	30.8
Selling, general and administrative expenses	20.7	24.8
Depreciation and amortization	11.9	12.6
Operating income	23.4	2.7
Other income (expense):		
Interest income	0.2	0.5
Interest expense	(1.2)	(0.7)
Other (expense) income, net	(0.1)	1.5
Income before income taxes	22.3	4.0
(Benefit from) provision for income taxes	(5.1)	0.6
Net income	$ 27.4	$ 3.4
Income per share, basic:		
Basic income per share	$ 2.39	$ 0.32
Weighted average number of common shares	11,461,142	10,722,975
Income per share, diluted:		
Diluted income per share	$ 2.22	$ 0.28
Weighted average number of common shares	12,306,856	12,238,498

AboveNet

Consolidated Cash Flow Summary

$/M	Q1 '09	Q1 '08
Net Income	$ 27.4	$ 3.4
Depreciation & Amortization	11.9	12.6
Stock-based compensation	2.9	4.2
Working Capital	(17.3)	(1.1)
Deferred revenue & other LT liabilities	10.6	7.4
Other	0.3	(1.2)
Cash provided by Operating Activities	35.8	25.3
Cash (used in) Investing Activities	(21.2)	(26.6)
Cash (used in) provided by Financing Act.	(0.3)	21.7
Effect of exchange rates on cash	(0.1)	-
Net increase in cash & cash equiv.	14.2	20.4
Cash & cash equiv., beg. of period	87.1	45.8
Cash & cash equiv., end of period	$ 101.3	$ 66.2

AboveNet

Reconciliation of Non-GAAP Financial Measures

- Adjusted EBITDA is defined as net income before provision for income taxes, other income/expense, interest income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, depreciation and amortization, and non-cash stock-based compensation

- Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

$/M	Three Months Ended March 31	
	2009	2008
NET INCOME	$ 27.4	$ 3.4
(Benefit from) provision for income taxes	(5.1)	0.6
Interest income	(0.2)	(0.5)
Interest expense	1.2	0.7
Other expense (income), net	0.1	(1.5)
OPERATING INCOME	23.4	2.7
Depreciation and amortization	11.9	12.6
Non-cash stock-based compensation	2.9	4.2
Adjusted EBITDA	$ 38.2	$ 19.5

Calculation of Adjusted EBITDA Margins

	2009	2008
Adjusted EBITDA	$38.2	$19.5
Revenue	$85.4	$70.9
Adjusted EBITDA margin	44.7%	27.5%

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

Calculation of Adjusted EBITDA Margins

$/M	Years Ended December 31,				
	2004	2005	2006	2007	2008
Adjusted EBITDA	$ 10.3	$ 34.9	$ 47.6	$ 58.9	$ 115.9
Revenue	$ 189.3	$ 219.7	$ 236.7	$ 253.6	$ 319.9
Adjusted EBITDA Margin	5.4%	15.9%	20.1%	23.2%	36.2%

Reconciliation of Non-GAAP Financial Measures (Cont'd)

AboveNet

RECONCILIATION OF REVENUE TO REVENUE, NET OF CONTRACT TERMINATION REVENUE

$/M	Three Months Ended			Three Months Ended		
	March 31, 2009	March 31, 2008	% Δ	March 31, 2009	December 31, 2008	% Δ
Revenue	$85.4	$70.9	20%	$85.4	$89.8	(5%)
Contract Termination Revenue	1.9	0.3	NM	1.9	8.7	NM
Revenue, Net of Contract Termination Revenue	$83.5	$70.6	18%	$83.5	$81.1	3%

NM - not meaningful